The James Advantage Funds

(the “Trust”)

James Balanced: Golden Rainbow Fund

James Small Cap Fund

James Micro Cap Fund

James Aggressive Allocation Fund

(collectively, the “Funds”)

Supplement dated February 25, 2022 to the Summary Prospectuses, Prospectus and

Statement of Additional Information (“SAI”) for the Funds, each dated November 1, 2021

Mr. David W. James, CFA, a Portfolio Manager of the Funds, the Director of Research, Senior Vice President and investment committee member of James Investment Research, Inc., the Funds’ adviser (the “Adviser”), a trustee of the Francis E. James, Jr. Trust (the “Dr. James Trust”), the controlling shareholder of the Adviser, and a co-trustee of the James Investment Research Profit Sharing Plan, recently passed away. Accordingly, all references to Mr. James in the Funds’ Summary Prospectuses, Prospectus and SAI are deleted in their entirety. In addition, Dr. Fall Ainina, CFA, now serves as the Director of Research of the Adviser. Mr. Moustapha Mounah, CFA, ERP, now serves as an assistant portfolio manager of the Funds in addition to his role as an investment committee member of the Adviser.

Accordingly, the Funds’ Summary Prospectuses, combined statutory Prospectus and SAI are revised as follows:

The sub-section titled “Portfolio Managers” of the FUND SUMMARY sections of the Summary Prospectuses and Prospectus are hereby deleted and replaced in their entirety with the following:

Portfolio Management

James Investment Research, Inc. is the investment adviser to the Fund.

The Fund is managed by an investment committee of the Adviser consisting of the following eight members:

Barry James, CFA, CIC Portfolio Manager Since 1991	Ann M. Shaw, CFP Portfolio Manager Since 1991	Thomas L. Mangan* Advisor Since 2018
Dr. Fall Ainina, CFA* Committee Member Since 2019	R. Brian Culpepper Portfolio Manager Since 1998	Brian Shepardson, CFA, CIC Portfolio Manager Since 2001
Trent D. Dysert, CFA Portfolio Manager Since 2014	Moustapha Mounah, CFA, ERP Assistant Portfolio Manager Since 2021

*	Dr. Fall Ainina and Thomas Mangan are investment committee members of the Adviser but are not responsible for portfolio management of the Funds.

The first paragraph of the section of the SAI titled “PORTFOLIO MANAGERS” is replaced in its entirety with the following, and the following details regarding Mr. Mounah are incorporated to the tables appearing under the section:

PORTFOLIO MANAGERS

The following charts list the Funds’ portfolio managers, the number of their other managed accounts per investment category, the total pooled assets of managed accounts (not including the James Advantage Funds), and the beneficial ownership in the Fund(s) managed at the end of the June 30, 2021 fiscal year. Dr. Fall Ainina and Thomas Mangan are members of the Adviser’s investment committee and are not responsible for the day-to-day management of each Fund’s portfolio of securities. Listed below the charts is (i) a description of accounts managed where the advisory fee is based on the performance of the account, if any, (ii) a description of the portfolio managers’ compensation structure at the end of the June 30, 2021 fiscal year, and (iii) a description of any material conflicts that may arise in connection with the portfolio manager’s management of the Funds’ investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Funds and other accounts managed by the portfolio manager, if any.

Account Type	# of Accounts by Type	Total Assets by Type in $ millions	# of Accounts by Type subject to Performance Fee	Total Assets by Type Subject to a Performance Fee ($MM)
Moustapha Mounah, CFA, ERP	2	0.51	0	0
Registered Investment Cos.	0	0	0	0
Other Pooled Investment Vehicles*	0	0	0	0

Securities Ownership of Portfolio Managers: As of June 30, 2021

Dollar Range
Moustapha Mounah, CFA, ERP	James Aggressive Allocation Fund	$0 - $10,000
	James Balanced: Golden Rainbow Fund	$0 - $10,000
	James Micro-Cap Fund	$0 - $10,000
	James Small Cap Fund	$0 - $10,000

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THIS SUPPLEMENT PROVIDES RELEVANT INFORMATION FOR ALL SHAREHOLDERS AND PROSPECTIVE INVESTORS AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

The Funds’ Summary Prospectuses, Prospectus and SAI have been filed with the U.S. Securities and Exchange Commission and is incorporated herein by reference. For a free paper or electronic copy of the Funds’ SAI, including any supplements thereto, and other information, go to www.jamesinvestment.com, call 1-800-99-JAMES (1-800-995-2637) or ask any financial intermediary who offers shares of the Funds.